UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 28, 2013 (May 23, 2013)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES, INC.

(Exact Name of Company as Specified in its Charter)

NEW YORK	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

212 West 35th Street, Second Floor, New York, NY 10001

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On May 23, 2013, the Company acting through its Board of Directors and the Audit Committee of the Board terminated the services of CohnReznick LLP, its previous independent accountant.

The reports prepared by CohnReznick LLP on the financial statements of the Company for the past two years and any subsequent interim period did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles. During said two year period and any subsequent interim period there were (i) no disagreements between CohnReznick LLP and the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to CohnReznick LLP’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements for such period; and (ii) no “reportable events” as the term is described in Item 304(a)(1)(iv) of Regulation SK.

A copy of this disclosure has been provided to CohnReznick LLP for its review prior to its filing with the Commission and the Company has asked that it furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company’s expression of their views, or the respects in which it does not agree with the statements made above. A copy of that letter, dated May 23, 2013, is filed as Exhibit 16.1 to this Current Report.

(b) On May 23, 2013, the Company acting though its Board of Directors and the Audit Committee of the Board authorized the engagement of the firm of McGladrey LLP (“McGladrey”) as its independent accountant. During the fiscal years ended December 31, 2012 and 2011 and through May 23, 2013, the Company has not consulted with McGladrey regarding either (i) the application of accounting principles to any specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto), or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter of CohnReznick LLP dated May 23, 2013 to the Securities and Exchange Commission.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES, INC.

Date: May 28, 2013	/s/ Barry Sloane
Barry Sloane
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter of CohnReznick LLP dated May 23, 2013 to the Securities and Exchange Commission.